ATM OFFERING	12 Months Ended
Dec. 31, 2025
ATM OFFERING
ATM OFFERING

19. ATM OFFERING

In March 2024, the Company entered into a sales agreement with Leerink Partners LLC relating to the sale of the Company’s ADSs. A prospectus supplement was filed with the Securities and Exchange Commission for the sale of ADSs having an aggregate offering price of up to US$100 million from time to time. A total of 33 million ADSs (41.25 million ordinary shares) were authorized to sale in accordance with the sales agreement.

During the year ended December 31, 2024, 2,504,692 ADSs (3,130,862 ordinary shares) were issued and sold under the ATM Offering and the proceeds were received by the Company. Direct cost associated with the offer and the sale were capitalized and netted against additional paid-in capital. During the year ended December 31, 2025, no ADSs were issued or sold under the ATM Offering.

In March 2026, additional ADSs were issued and sold under the ATM Offering.